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                                                                   EXHIBIT 10.1



                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of this ___ day of ____________, 199_, by and among GART SPORTS COMPANY, a Delaware corporation (the "Company"), GREEN EQUITY INVESTORS, L.P. and the undersigned (the "Initial Shareholders").

                                    RECITALS

         A. This Agreement is made in connection with the Agreement and Plan of Merger dated as of September 28, 1997 by and among the Company, Gart Bros. Sporting Goods Company ("Sporting") and Sportmart, Inc. ("Sportmart") as amended and restated on December 2, 1997 by and among the Company, Sporting, Sportmart and GB Acquisition, Inc. (as such amended and restated agreement may be amended from time to time, the "Merger Agreement") pursuant to which the Initial Shareholders will receive shares of the Company's common stock, par value $.01 per share (the "Common Stock").

         B. The Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.


                                   AGREEMENTS

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                          (a)     "Shareholders" means the Initial Shareholders
and any transferees or assignees thereof who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof. Any reorganization of the internal structure or composition of a Shareholder will not affect its designation as a Shareholder hereunder.

                          (b)     "Merger Shares" means the shares of Common
Stock issued to the Initial Shareholders pursuant to the Merger (as defined in the Merger Agreement).

                          (c)     "Person" means any individual, firm,
corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.
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                          (d)     "Register," "registered," and "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                          (e)     "Registrable Securities" means (i) the Merger
Shares and (ii) securities issued or issuable with respect to Merger Shares or other Registrable Securities by virtue of this clause (ii), in each case by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, reclassification, merger, consolidation, compulsory share exchange or any other transaction or series of related transactions in which shares of Common Stock or Registrable Securities are changed into, converted into or exchanged for other securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (ii) such securities are sold in compliance with paragraph (d) of Rule 145 or (iii) such securities are sold to the public in accordance with Rule 144.

                          (f)     "Registration Period" means the period ending
on the earlier of (i) the date on which all of the Registrable Securities have been sold (excluding transfers to Affiliates or for estate, securities or tax planning or charitable gift giving purposes), (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Shareholders) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold (and without aggregation of any sale with sales of any other Person whose sales are subject to volume limitations), whether pursuant to Rule 144, Rule 145(d) or otherwise and (iii) five (5) years from the date hereof as may be extended pursuant to Section 2.4 below.

                          (g)     "Registration Statement" means a registration
statement of the Company under the Securities Act.

                          (h)     "Requisite Amount" means 20% of the then
outstanding Registrable Securities; provided, however, that such Requisite Amount will in no event be an amount less than 10% of the "Initial Amount."

                          (i)     "Initial Amount" is the number of Registrable
Securities originally issued pursuant to the Merger Agreement (as adjusted pursuant to Section 1.1(e)).

         1.2 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.





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                                   ARTICLE II
                                  REGISTRATION

         2.1 Mandatory Registration. In connection with the Merger, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities (it being understood that the S-4 Registration Statement being utilized in the Merger for the issuance of shares of Common Stock of the Company in connection therewith may be utilized as such resale Registration Statement to the extent permitted by the rules and regulations of the SEC). The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Shareholders and their counsel prior to its filing or other submission. The Company shall cause such Registration Statement to become effective no later than the Effective Time and shall keep such Registration Statement continuously effective pursuant to Rule 415 for two (2) years from the Effective Time. Neither the Company nor any other Person shall, by way of amendment or otherwise, include any other securities for resale under the Registration Statement which is effective pursuant to this Section 2.1. The Shareholders may sell Registrable Securities without limitation during the initial six months after the effectiveness of the Registration Statement which period will be extended for an additional period of time equal to the aggregate of any periods that the Shareholders are unable to sell Registrable Securities during the "Initial Period" (as hereafter defined) due to the possession or imputed possession of material, non public information which would preclude trading in the Company's securities (as extended, but in no event more than seven months in aggregate except for such further extensions due to the occurrence of events set forth in the last sentence to this Section 2.1, the "Initial Period"). After the Initial Period, the Shareholders may sell, during any rolling 90-day period during the two year effective period, an amount of Registrable Securities equal to not more than 10% of the Initial Amount. Sales of Registrable Securities hereunder will not be subject to any holdback limitations imposed on holders of Registrable Securities under Section 2.6(a) below. The Company may notify the Shareholders to suspend sales of Registrable Securities under the Registration Statement covered by this Section 2.1 for a period of up to 60 days on any one occasion and no more than 90 days in any 365 day period if the Company's board of directors reasonably determines in its good faith judgment that, because of the existence of any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition or financing activity (other than in the ordinary course of business) or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company, it would be materially disadvantageous to the Company for such sales to occur during such periods; provided, however, that the Initial Period and the two-year period will each be extended on a day-for-day basis to the extent such suspensions fall within these respective time periods.

         2.2 Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Shareholders who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Shareholders, shall have the right to select a total of one legal counsel to represent the Shareholders and an investment banker or bankers and manager or managers to





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administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

         2.3     [Intentionally Omitted - see Section 2.6]

         2.4 Demand Registrations. After the two-year period provided for in Section 2.1 hereof and during the Registration Period, holders of the Requisite Amount of Registrable Securities in aggregate shall be entitled to make a written request of the Company (each such request being a "Demand") for registration under the Securities Act, of all or part of the Registrable Securities (a "Demand Registration"). Such Demand shall specify: (i) the aggregate number and kind of Registrable Securities requested to be registered; and (ii) the intended method of distribution in connection with such Demand Registration to the extent then known. No Demand shall be effective or impose any obligation upon the Company unless such Demand shall request the registration of not less than the Requisite Amount of Registrable Securities. Within ten (10) days after receipt of a Demand, the Company shall give written notice of such Demand to all other holders of Registrable Securities and shall include in such registration all Registrable Securities of each holder thereof with respect to which the Company has received a written request for inclusion therein within twenty (20) days after the receipt by such holder of the Company's notice required by this paragraph. The holders of Registrable Securities shall be entitled to two (2) Demand Registrations. A registration shall not be treated as a Demand Registration unless the holders of Registrable Securities are able to include, in accordance with the following provisions, at least 75% of the Registrable Securities requested to be included in such registration and until (i) the applicable registration statement under the Securities Act has been filed with the SEC with respect to such Demand Registration and been declared effective and (ii) such Registration Statement shall have been maintained continuously effective for a period of at least one hundred twenty (120) days or such shorter period when all Registrable Securities included therein have been sold thereunder in accordance with the manner of distribution set forth in such registration statement. Neither the Company nor any other Person shall include any other securities in a Demand Registration, except with the written consent of the holders of the majority of the Registrable Securities sought to be registered pursuant to such Demand Registration; provided, however, that GEI (as defined in Section 2.6(b)) may include securities of the same class as the Registrable Securities in such Demand Registration as long as such securities do not exceed 50% of the aggregate number of such securities and Registrable Securities sought to be included in such Demand Registration. If, in connection with a Demand Registration, any managing underwriter (or, if such Demand Registration is not an underwritten offering, a nationally recognized independent underwriter selected by the holders of a majority of the Registrable Securities sought to be registered in such Demand Registration (which such underwriter shall be reasonably acceptable to the Company and whose fees and expenses shall be borne solely by the Company in the case of the first Demand Registration and borne on a pro rata basis by all holders of securities permitted by such underwriter to be included in the second Demand Registration, in proportion to the number of securities included in such Demand Registration)) advises the Company and the holders of the Registrable Securities sought to be included in such Demand Registration that, in its judgment, marketing or other factors dictate that limiting the securities to be included in the Registration Statement is necessary to facilitate public distribution of the





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Registrable Securities ultimately to be included therein, then the Company shall include in such Registration Statement only such limited portion of the Registrable Securities and other securities sought to be registered therein as the underwriter shall permit in accordance with this paragraph. Any exclusion of Registrable Securities shall be made pro rata among the Shareholders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Shareholders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities other than the Registrable Securities. If the holders of a majority of the Registrable Securities sought to be registered in a Demand Registration request that such Demand Registration be an underwritten offering, then such holders shall select a nationally recognized underwriter or underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the approval of the Company's Board of Directors, which such approval shall not be unreasonably withheld. The Company may postpone for up to 60 days (but no more than 90 days in any 365 day period) the filing or the effectiveness (which may include the withdrawal of an effective registration statement) of a Registration Statement pursuant to this Section 2.4 if the Company's board of directors reasonably determines in its good faith judgment that, because of the existence of any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition or financing activity (other than in the ordinary course of business) or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company, it would be materially disadvantageous to the Company for such a Registration Statement to be maintained effective, or to be filed and become effective; provided, however, that in such event, the holders of Registrable Securities making such Demand will be entitled to withdraw such Demand and, if such Demand is withdrawn, such registration will not count as one of the Demand Registrations hereunder and provided further, however, that the Registration Period will be extended for a period of time equal to any such postponements.

         2.5 Piggy-Back Registrations. During the Registration Period, if the Company shall file with the SEC a Registration Statement (a "Piggyback Registration Statement") relating to an offering for its own account or the account of others (including GEI) under the Securities Act of any of its equity securities (except on Form S-4 or Form S-8 or any successor form), then the Company shall send to each Shareholder written notice of such determination and, if within fifteen (15) days after the date of such notice, such Shareholder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Shareholder requests to be registered (provided that the Company shall not be obligated to include Registrable Securities if (i) such Registrable Securities are covered by a Registration Statement pursuant to Section 2.1 or 2.4 which provides for sales during the effective period of the Piggyback Registration Statement or (ii) such Piggyback Registration Statement does not provide for underwritten sales, and provided further that, with respect to a Piggyback Registration Statement demanded by GEI, the Registrable Securities sought to be included will not exceed 50% of the aggregate number of Registrable Securities and securities held by GEI which are sought to be included in such Piggyback Registration), except that if, in connection with any such offering for the account of the Company or for the account of others the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the





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Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate that such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Shareholder has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Shareholders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Shareholders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which did not initiate the filing of such Registration Statement pursuant to so-called "demand" registration rights or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement on the basis of the number of securities such holders have requested to include in such Registration Statement. No right to registration of Registrable Securities under this
Section 2.5 shall be construed to limit any registration required under Section
2.1 or 2.4 hereof. If an offering in connection with which a Shareholder is entitled to registration under this Section 2.5 is an underwritten offering, then each Shareholder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         2.6     Holdbacks.

                          (a)     Subject to the last sentence of this Section
2.6(a), each holder of Registrable Securities agrees not to file or cause to be effected any other registration of or effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ten (10) days prior to and 75 day period beginning on the effective date of any underwritten public offering of Common Stock for the account of the Company or for the account of others, in each case which is not in violation of Section 2.6(b) below (except as part of such underwritten registration, if permitted by Section 2.5 or otherwise permitted) unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation M of the Securities Exchange Act. This Section 2.6(a) will not prohibit sales of Registrable Securities by the Shareholders under Section 2.1 or pursuant to Rule 144 or Rule 145 of the Securities Act.

                          (b)     The Company agrees (i) not to file or cause
to be effected any registration of or effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities at any time during the Initial Period, either for its own account or for the account of others (other than for the account only of the Shareholders pursuant to such Registration Statement); provided, however, that during this Initial Period (y) the Company may, after three months after the Effective Time, file, cause to go effective and sell equity securities under one Registration Statement so long as such Registration





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
Statement is on a primary basis for its own account (and for the account of no other persons other than the Shareholders who can treat the Registration Statement as a Piggyback Registration Statement) and (z) GEI may, after six months after the Effective Time (or such earlier time if and after that date on which the Shareholders have sold more than 50% of the Registrable Securities issued to them with respect to the Merger such that such securities no longer constitute Registrable Securities) exercise one demand registration right and the Company can file a Registration Statement pursuant to such demand and GEI can sell equity securities under the Registration Statement filed pursuant to such demand (and the Company in such Registration Statement will not include any of its equity securities or those of other persons except the Shareholders who can treat such Registration Statement as a Piggyback Registration Statement) and (ii) not to file or cause to be effected any registration of or effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, whether for its own account or for the account of others, during the ten (10) days prior to and the 75 day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration, if otherwise permitted, or pursuant to registration on Form S-4 (but not with respect to resales), Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

                          (c)     Green Equity Investors, L.P., in its capacity
as a holder of the Company's equity securities or any securities convertible into or exchangeable or exercisable for such securities, and its successors and assigns (collectively, "GEI"), agrees not to file or cause to be effected any registration of or effect any public sale or distribution of any such securities during (i) any holdback period in Section 2.6(b)(ii) (except as part of such underwritten registration, if otherwise permitted) unless the underwriters managing the registered public offering otherwise agree or, if such registration is not an underwritten offering, a nationally recognized independent underwriter selected by the holders of a majority of the Registrable Securities sought to be registered in such registration (which such underwriter shall be reasonably acceptable to the Company and whose fees and expenses shall be borne solely by the Company) otherwise agrees and (ii) except as permitted by Section 2.6(b)(i)(z), during the Initial Period (which prohibition cannot be waived by any underwriters). This Section 2.6(c) shall not, except during the Initial Period, prohibit sales of securities by GEI pursuant to Rule 144 of the Securities Act.

                          (d)     Notwithstanding the foregoing, neither the
Shareholders, the Company nor GEI will be subject to the foregoing holdbacks for any period or periods in aggregate which are in excess of 150 days during any 365 day period after the Initial Period.


                                  ARTICLE III
                           OBLIGATIONS OF THE COMPANY

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:





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         3.1     A Registration Statement (including any amendments or
supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times required for such Registration Statement under this Agreement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of said period.

         3.3 The Company shall furnish to each Shareholder whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2.1, 2.4, or 2.5 each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement which are owned (or to be owned) by such Shareholder. All correspondence to or from the SEC or its staff shall, subject to applicable law and legal process, be kept confidential by the Shareholders.

         3.4 The Company shall use reasonable efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Shareholder who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in





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each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         3.5 In the event the Shareholders who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1, 2.4 or 2.5 hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         3.6 As soon as practicable after becoming aware of such event, the Company shall notify each Shareholder of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as practicable to prepare a supplement or amendment to (and, in the event of an amendment, obtain the effectiveness thereof) the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Shareholder as such Shareholder may reasonably request.

         3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and to notify (by telephone and also by facsimile and reputable overnight carrier) each Shareholder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         3.8 The Company shall permit a single firm of counsel designated by the Initial Shareholders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably and timely objects.

         3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days if such earnings statement is on Form 10-K or forty-five (45) days if such earnings statement is on Form 10-Q after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in said Rule 158) of the Registration Statement.

         3.10 At the request of any Shareholder, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Shareholder may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Shareholders and in form, scope and substance as is





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customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Shareholders and in form, scope and substance as customarily given to underwriters in an underwritten public offering; provided, however, that a Shareholder shall only be entitled to the foregoing no more than two times in any six-month period (unless a greater number of times or a shorter period would otherwise be reasonable under their applicable circumstances).

         3.11 The Company shall make available for inspection by (i) one Shareholder who or which has been designated by a majority in interest of the Shareholders whose Registrable Securities are to be included in the applicable Registration Statement as their representative, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by the Shareholders, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably requested by any of the foregoing and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Shareholder) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement (in which event the Company shall promptly make appropriate public disclosure thereof unless such misstatement or omission relates to events set forth in the last sentence of Section 2.4 which would allow the Company to postpone the filing or effectiveness of a Registration Statement in which event the Inspectors will be so notified and public disclosure of such misstatement or omission will occur as soon as practicable but no later than 60 days from the date the Inspectors are so notified)), (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Person). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Each Shareholder agrees that it shall, upon learning that disclosure of such Records are sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing in this Section 3.11 shall be deemed to limit a Shareholder's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

         3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Shareholder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Shareholder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Shareholder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Shareholder prior to making such disclosure, and allow the Shareholder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         3.13 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         3.14 The Company shall cooperate with the Shareholders who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Shareholders may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Shareholders may request.

         3.15 At the request of any Shareholder, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the description of the plan of distribution set forth in such Registration Statement.

         3.16 The Company shall comply with all applicable laws related to the applicable Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

         3.17 The Company shall take all such other actions as any Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         3.18 The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section
2.1 or, except as permitted in this Agreement for GEI, Sections 2.4 or 2.5 hereof without the consent of the holders of a majority of the Registrable Securities.

                                   ARTICLE IV
                        OBLIGATIONS OF THE SHAREHOLDERS

         In connection with the registration of the Registrable Securities, a Shareholder shall have the following obligations:

         4.1 Such Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Shareholder of the information the Company requires from each such Shareholder.

         4.2 Each Shareholder, by such Shareholder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Shareholder has notified the Company in writing of such Shareholder's election to exclude all of such Shareholder's Registrable Securities from the applicable Registration Statement.

         4.3 Each Shareholder whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Shareholder shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

         4.4 Each Shareholder agrees to notify the Company promptly, but in any event within five (5) business days after the date on which all Registrable Securities covered by a Registration Statement which are owned by such Shareholder have been sold by such Shareholder, if such date is prior to the expiration of the Registration Period, so that the Company may comply with its obligation to terminate such Registration Statement in accordance with Item 512(a)(3) of Regulation S-K.

         4.5 Each Shareholder agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Shareholder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, such Shareholder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Shareholder's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         4.6 No Shareholder may participate in any underwritten distribution pursuant to a Registration Statement under Sections 2.4 or 2.5 unless such Shareholder (a) agrees to sell such Shareholder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

                                   ARTICLE V
                            EXPENSES OF REGISTRATION

         All expenses, other than underwriting discounts and commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to Articles II and III, hereof shall be borne by the Company, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and expenses of one counsel to the Shareholders for the review of filings hereunder.


                                   ARTICLE VI
                                INDEMNIFICATION

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         6.1 The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, trustees, beneficiaries, partners, attorneys and agents and each Person who controls (within the meaning of the Securities Act) such holder or such an other indemnified Person against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, except insofar as the same are caused by and contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering and without limiting any of the Company's other obligations under this Agreement, the Company shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1, as it pertains to any preliminary prospectus, shall not inure to the benefit of any indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such indemnified Person, notwithstanding such advice, used such incorrect prospectus.

         6.2 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing information regarding such holder's ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) the Company or such other indemnified Person against any losses, claims, damages, liabilities and expenses (including with respect to any claim for indemnification hereunder asserted by any other indemnified Person) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         6.3 Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which its seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation under this
Article VI, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice.

         6.4 In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld).

         6.5 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities.


                                  ARTICLE VII
                                  CONTRIBUTION

         If recovery is not available under Article VI for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution from the person who would otherwise have been the indemnifying party with respect to any losses, claims, damages, liabilities or expenses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation.


                                  ARTICLE VIII
                 REPORTS UNDER THE EXCHANGE ACT; NASDAQ LISTING

         With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Shareholders to sell securities of the Company to the public without registration ("Rule 144") and to otherwise establish the existence of a public market with respect to the Company's securities to provide liquidity for the Shareholders with respect to the Registrable Securities, the Company agrees, during the Registration Period and for a period of one (1) year thereafter, that:

         8.1 The Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         8.2 The Company shall cause all such Registrable Securities to be listed on each securities exchange and included in each established over-the-counter market on which or through which securities of the same class of the Company are then listed or traded and, if not so listed or traded, to be listed on the NASD automated quotation system ("NASDAQ") and if listed on NASDAQ, secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended, or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such and maintain such registration and listing with respect to such Registrable Securities with the NASD.

         8.3 The Company shall file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144.

         8.4 The Company shall furnish to each Shareholder so long as such Shareholder holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Shareholders to sell such securities pursuant to Rule 144 without registration.


                                   ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS

         The rights of the Shareholders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Shareholder to any transferee of all or any portion of the Registrable Securities (other than pursuant to a Registration Statement, Rule 144 or Rule 145 (so long as the shares subject to such transfer are thereafter freely tradeable under the Securities Act)) if: (a) the Shareholder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Shareholders (but not an Initial Shareholder who no longer owns any Registrable Securities and who is not affected by such amendment or waiver) and Shareholders who then hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Article X shall be binding upon each Shareholder and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Shareholder without its consent or prospectively adversely affect any Shareholder who no longer owns any Registrable Securities without its consent and neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Shareholder without its consent. All consents of a Shareholder shall be in writing to be effective.

                                   ARTICLE XI
                                 MISCELLANEOUS

         11.1 A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                 If to the Company:

                 Gart Sports Company
                 1000 Broadway
                 Denver, CO  80203
                 Attention:  John Douglas Morton
                 Telecopier:  (303) 830-9282

                 with copies to:

                 Leonard Green & Partners, L.P.
                 11111 Santa Monica Boulevard
                 Suite 2000
                 Los Angeles, CA  90025
                 Attention:  Jennifer Holden Dunbar
                 Telecopier:  (310) 954-0404
                 and

                 Brownstein Hyatt Farber & Strickland, P.C.
                 410 17th Street
                 Denver, CO  80202
                 Attention:  Jeffrey M. Knetsch
                 Telecopier:  (303) 623-1956

and if to a Shareholder, to Andrew S. Hochberg who is hereby designated as the representative for purposes of coordinating communications with the Shareholders (the "Representative"), at such address and telecopier number as such Representative shall have provided in writing to the Company, with a copy to:

                 Barack Ferrazzano Kirschbaum Perlman & Nagelberg
                 333 West Wacker Drive
                 Suite 2700
                 Chicago, IL  60606
                 Attention:  Peter J. Barack
                             David R. Selmer
                 Telecopier:  (312) 984-3150

or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

         11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the federal courts located in the state of Delaware and the state courts of the State of Delaware located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         11.5 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         11.7 Any headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

         11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         11.10 The Company and GEI agree not to enter into any registration rights or comparable agreement which provides rights or restrictions which are inconsistent with this Agreement.

         11.11 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                     * * *

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                    GART SPORTS COMPANY


                                    By:
                                               --------------------------------
                                    Name:
                                               --------------------------------
                                    Title:
                                               --------------------------------


                                    GREEN EQUITY INVESTORS, L.P.


                                    By:
                                               --------------------------------
                                    Its:
                                               --------------------------------


                                    INITIAL SHAREHOLDERS:

                                    [See attached Signature Pages]